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                                                                    Exhibit 23.5

                             Accountants' Consent
                             --------------------

The Board of Directors
Harbor Federal Bancorp, Inc.


We consent to the use of our report incorporated herein by reference and to the reference to our firm under the heading "Experts" in the prospectus.



                                        /s/ KPMG
Baltimore, Maryland
June 20, 2000